Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2020

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America	Joshua Shanker				646-855-5716
Barclays	Tracy Benguigui				212-526-1521
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Yaron Kinar				212-902-9592
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of February 3, 2021
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A+			AA-

Investor Inquiries May Be Directed To:
Albert Copersino, Vice President, Investor Relations
Email: Albert.Copersino@lfg.com
Phone: 203-257-4493

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of financial assets;
▪ Changes in the fair value of equity securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated February 3, 2021, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Revenues
Insurance premiums	$1,344	$1,373	$1,342	$1,293	$1,364	1.5%	$5,513	$5,372	-2.6%
Fee income	1,572	1,539	1,458	1,815	1,559	-0.8%	6,497	6,371	-1.9%
Net investment income	1,381	1,375	1,172	1,458	1,505	9.0%	5,223	5,510	5.5%
Realized gain (loss)	(119)	(24)	(647)	629	(470)	NM	(610)	(513)	15.9%
Amortization of deferred gains on business
sold through reinsurance	7	11	11	11	9	28.6%	31	41	32.3%
Other revenues	159	151	181	155	168	5.7%	604	658	8.9%
Total revenues	4,344	4,425	3,517	5,361	4,135	-4.8%	17,258	17,439	1.0%

Expenses
Interest credited	717	725	732	732	734	2.4%	2,780	2,923	5.1%
Benefits	1,768	2,501	1,725	2,484	1,966	11.2%	7,880	8,677	10.1%
Commissions and other expenses	1,288	1,085	1,123	1,599	1,258	-2.3%	5,287	5,064	-4.2%
Interest and debt expense	72	68	84	66	65	-9.7%	326	284	-12.9%
Strategic digitization expense	18	12	14	20	23	27.8%	66	68	3.0%
Total expenses	3,863	4,391	3,678	4,901	4,046	4.7%	16,339	17,016	4.1%
Income (loss) before taxes	481	34	(161)	460	89	-81.5%	919	423	-54.0%
Federal income tax expense (benefit)	50	(18)	(67)	62	(54)	NM	33	(76)	NM
Net income (loss)	431	52	(94)	398	143	-66.8%	886	499	-43.7%
Adjustment for LNC stock units in our
deferred compensation plans	(1)	(23)	-	(5)	-	100.0%	-	-	NM
Net income (loss) available to common
stockholders – diluted	$430	$29	$(94)	$393	$143	-66.7%	$886	$499	-43.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.15	$0.15	$(0.49)	$2.01	$0.74	-65.6%	$4.38	$2.56	-41.6%

ROE, including AOCI
Net income (loss)	8.7%	1.1%	-2.0%	7.5%	2.6%		4.9%	2.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$88,716	$85,797	$95,390	$98,717	$102,789	15.9%
U.S. government bonds	435	482	504	496	484	11.3%
State and municipal bonds	5,884	5,906	6,393	6,774	6,921	17.6%
Foreign government bonds	393	389	436	436	470	19.6%
Residential mortgage-backed securities	3,241	3,271	3,272	3,203	3,076	-5.1%
Commercial mortgage-backed securities	1,083	1,119	1,226	1,430	1,505	39.0%
Asset-backed securities	4,889	5,086	5,716	6,590	7,184	46.9%
Hybrid and redeemable preferred securities	559	556	582	606	615	10.0%
Total fixed maturity AFS securities, net of allowance for credit losses	105,200	102,606	113,519	118,252	123,044	17.0%
Trading securities	4,673	4,019	4,651	4,633	4,501	-3.7%
Equity securities	103	83	87	122	129	25.2%
Mortgage loans on real estate, net of allowance for credit losses	16,339	16,791	16,578	16,541	16,763	2.6%
Policy loans	2,477	2,571	2,551	2,527	2,426	-2.1%
Derivative investments	1,911	4,417	2,957	3,236	3,109	62.7%
Other investments	2,994	4,765	4,574	4,204	3,984	33.1%
Total investments	133,697	135,252	144,917	149,515	153,956	15.2%
Cash and invested cash	2,563	6,202	4,201	2,595	1,708	-33.4%
DAC and VOBA	7,694	9,212	7,012	6,307	5,812	-24.5%
Premiums and fees receivable	465	562	490	498	486	4.5%
Accrued investment income	1,148	1,185	1,168	1,320	1,257	9.5%
Reinsurance recoverables, net of allowance for credit losses	17,144	16,923	16,866	16,610	16,496	-3.8%
Reinsurance related embedded derivatives	-	137	-	-	-	NM
Funds withheld reinsurance assets	536	535	535	539	530	-1.1%
Goodwill	1,778	1,778	1,778	1,778	1,778	0.0%
Other assets	16,170	16,246	15,905	15,667	15,956	-1.3%
Separate account assets	153,566	130,617	146,787	152,975	167,965	9.4%
Total assets	$334,761	$318,649	$339,659	$347,804	$365,944	9.3%
	`

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$36,420	$37,100	$38,604	$40,089	$40,814	12.1%
Other contract holder funds	98,018	99,508	100,537	102,568	105,405	7.5%
Short-term debt	300	-	-	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	5,201	5,882	5,870	5,848	5,816	11.8%
Reinsurance related embedded derivatives	327	-	245	334	392	19.9%
Funds withheld reinsurance liabilities	1,810	1,843	1,867	1,910	1,942	7.3%
Payables for collateral on investments	5,082	8,434	7,031	6,435	6,222	22.4%
Other liabilities	13,482	17,824	17,121	15,230	13,823	2.5%
Separate account liabilities	153,566	130,617	146,787	152,975	167,965	9.4%
Total liabilities	315,072	302,074	318,928	326,255	343,245	8.9%

Stockholders’ Equity
Common stock	5,162	5,071	5,081	5,093	5,082	-1.5%
Retained earnings	8,854	8,500	8,327	8,647	8,686	-1.9%
AOCI:
Unrealized investment gains (losses)	6,017	3,348	7,668	8,153	9,209	53.0%
Foreign currency translation adjustment	(17)	(27)	(28)	(21)	(12)	29.4%
Funded status of employee benefit plans	(327)	(317)	(317)	(323)	(266)	18.7%
Total AOCI	5,673	3,004	7,323	7,809	8,931	57.4%
Total stockholders’ equity	19,689	16,575	20,731	21,549	22,699	15.3%
Total liabilities and stockholders’ equity	$334,761	$318,649	$339,659	$347,804	$365,944	9.3%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss)
Net income (loss)	$431	$52	$(94)	$398	$143	-66.8%	$886	$499	-43.7%
Pre-tax adjusted income (loss) from operations	566	558	195	(212)	393	-30.6%	1,535	934	-39.2%
After-tax adjusted income (loss) from operations (1)	482	465	187	(133)	346	-28.2%	1,355	865	-36.2%
Adjusted operating tax rate	14.8%	16.5%	4.0%	37.2%	12.0%		11.7%	7.4%

Average Stockholders’ Equity
Average equity, including AOCI	$19,844	$18,132	$18,653	$21,140	$22,124	11.5%	$17,973	$20,012	11.3%
Average AOCI	5,961	4,338	5,164	7,566	8,370	40.4%	4,019	6,359	58.2%
Average equity, excluding AOCI	$13,883	$13,794	$13,489	$13,574	$13,754	-0.9%	$13,954	$13,653	-2.2%

ROE, Excluding AOCI
Net income (loss)	12.4%	1.5%	-2.8%	11.7%	4.2%		6.3%	3.7%
Adjusted income (loss) from operations	13.9%	13.5%	5.5%	-3.9%	10.1%		9.7%	6.3%

Per Share
Net income (loss) (diluted)	$2.15	$0.15	$(0.49)	$2.01	$0.74	-65.6%	$4.38	$2.56	-41.6%
Adjusted income (loss) from operations (diluted)	2.41	2.24	0.97	(0.72)	1.78	-26.1%	6.71	4.45	-33.7%
Dividends declared during the period	0.40	0.40	0.40	0.40	0.42	5.0%	1.51	1.62	7.3%

Book value, including AOCI	$100.11	$85.79	$107.28	$111.51	$118.02	17.9%	$100.11	$118.02	17.9%
Per share impact of AOCI	28.84	15.55	37.90	40.41	46.43	61.0%	28.84	46.43	61.0%
Book value, excluding AOCI	$71.27	$70.24	$69.38	$71.10	$71.59	0.4%	$71.27	$71.59	0.4%

Shares
Repurchased during the period	1.7	3.8	-	-	1.1	-35.3%	10.4	4.9	-52.9%
End-of-period – basic	196.7	193.2	193.2	193.3	192.3	-2.2%	196.7	192.3	-2.2%
End-of-period – diluted	199.2	195.0	194.0	195.3	193.7	-2.8%	199.2	193.7	-2.8%
Average for the period – diluted	200.0	197.3	193.8	195.4	193.9	-3.1%	202.1	195.8	-3.1%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Cash Returned to Common Stockholders
Shares repurchased	$100	$225	$-	$-	$50	-50.0%	$640	$275	-57.0%
Common dividends	73	79	77	77	77	5.5%	298	311	4.4%
Total cash returned to common stockholders	$173	$304	$77	$77	$127	-26.6%	$938	$586	-37.5%

Leverage Ratio
Short-term debt	$300	$-	$-	$-	$-	-100.0%
Long-term debt	6,067	6,748	6,736	6,714	6,682	10.1%
Total debt (1)	6,367	6,748	6,736	6,714	6,682	4.9%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	278	459	451	428	395	42.1%
Total numerator	$4,921	$5,121	$5,117	$5,118	$5,119	4.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,672	$13,227	$13,063	$13,396	$13,490	-1.3%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,921	5,121	5,117	5,118	5,119	4.0%
Total denominator	$18,895	$18,650	$18,482	$18,816	$18,911	0.1%

Leverage ratio	26.0%	27.5%	27.7%	27.2%	27.1%

Holding Company Available Liquidity	$702	$760	$774	$756	$754	7.4%

(1) Excludes obligations under finance leases and certain financing arrangements of $450 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$312	$302	$272	$220	$338	8.3%	$1,093	$1,132	3.6%
Retirement Plan Services	54	45	33	58	57	5.6%	195	192	-1.5%
Life Insurance	222	209	(52)	(400)	177	-20.3%	306	(67)	NM
Group Protection	68	50	49	8	(54)	NM	301	54	-82.1%
Other Operations	(90)	(48)	(107)	(98)	(125)	-38.9%	(360)	(377)	-4.7%
Adjusted income (loss) from operations, before
income taxes	$566	$558	$195	$(212)	$393	-30.6%	$1,535	$934	-39.2%

Income (Loss) from Operations, After-Tax
Annuities	$269	$261	$237	$196	$289	7.4%	$954	$983	3.0%
Retirement Plan Services	47	40	30	50	49	4.3%	172	168	-2.3%
Life Insurance	179	171	(37)	(311)	144	-19.6%	259	(34)	NM
Group Protection	54	40	39	6	(42)	NM	238	43	-81.9%
Other Operations	(67)	(47)	(82)	(74)	(94)	-40.3%	(268)	(295)	-10.1%
Adjusted income (loss) from operations	$482	$465	$187	$(133)	$346	-28.2%	$1,355	$865	-36.2%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Sources of Earnings, Pre-Tax
Investment spread	$173	$151	$39	$(119)	$147	-15.0%	$363	$218	-39.9%
Mortality/morbidity	189	165	15	(208)	47	-75.1%	446	19	-95.7%
Fees on AUM	275	290	245	321	308	12.0%	1,046	1,163	11.2%
VA riders	19	-	3	(108)	16	-15.8%	40	(89)	NM
Total sources of earnings, before income taxes	656	606	302	(114)	518	-21.0%	1,895	1,311	-30.8%
Other Operations	(90)	(48)	(107)	(98)	(125)	-38.9%	(360)	(377)	-4.7%
Adjusted income (loss) from operations, before
income taxes	$566	$558	$195	$(212)	$393	-30.6%	$1,535	$934	-39.2%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	26.4%	25.0%	12.7%	103.7%	28.5%		19.2%	16.6%
Mortality/morbidity	28.8%	27.3%	4.8%	181.6%	9.1%		23.5%	1.4%
Fees on AUM	42.0%	47.8%	81.3%	-279.5%	59.4%		55.2%	88.8%
VA riders	2.8%	-0.1%	1.2%	94.2%	3.0%		2.1%	-6.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Annuities
Operating revenues	$1,153	$1,129	$1,037	$1,126	$1,163	0.9%	$4,600	$4,455	-3.2%
Deposits	3,902	3,697	2,515	2,539	2,510	-35.7%	14,525	11,260	-22.5%
Net flows	729	528	58	(283)	(644)	NM	1,851	(341)	NM
Average account values	137,817	137,922	134,197	144,368	150,875	9.5%	132,695	141,921	7.0%

Retirement Plan Services
Operating revenues	$310	$297	$282	$311	$323	4.2%	$1,200	$1,213	1.1%
Deposits	2,663	2,779	2,307	2,374	2,557	-4.0%	9,465	10,017	5.8%
Net flows	422	671	(1,207)	362	340	-19.4%	620	166	-73.2%
Average account values	76,478	75,845	73,611	79,644	83,889	9.7%	73,292	78,647	7.3%

Life Insurance
Operating revenues	$1,838	$1,821	$1,639	$2,127	$1,928	4.9%	$7,438	$7,516	1.0%
Deposits	2,413	1,450	1,428	1,537	1,476	-38.8%	7,320	5,890	-19.5%
Net flows	1,957	963	1,023	1,156	996	-49.1%	5,422	4,137	-23.7%
Average account values	53,243	52,866	52,693	54,570	56,419	6.0%	51,786	54,137	4.5%
Average in-force face amount	814,865	836,488	853,071	870,505	886,005	8.7%	782,801	861,517	10.1%

Group Protection
Operating revenues	$1,158	$1,224	$1,199	$1,184	$1,184	2.2%	$4,588	$4,793	4.5%
Insurance premiums	1,035	1,094	1,086	1,052	1,049	1.4%	4,113	4,280	4.1%

Consolidated
Adjusted operating revenues (1)	$4,513	$4,509	$4,209	$4,788	$4,655	3.1%	$18,046	$18,162	0.6%
Deposits	8,978	7,926	6,250	6,450	6,543	-27.1%	31,310	27,167	-13.2%
Net flows	3,108	2,162	(126)	1,235	692	-77.7%	7,893	3,962	-49.8%
Average account values	267,538	266,633	260,501	278,582	291,183	8.8%	257,773	274,705	6.6%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Sales
Annuities:
With guaranteed living benefits	$1,428	$1,185	$824	$541	$507	-64.5%	$4,972	$3,058	-38.5%
Without guaranteed living benefits	1,298	1,454	1,392	1,911	1,921	48.0%	4,468	6,677	49.4%
Variable	2,726	2,639	2,216	2,452	2,428	-10.9%	9,440	9,735	3.1%
Fixed	1,176	1,058	299	87	82	-93.0%	5,085	1,525	-70.0%
Total Annuities	$3,902	$3,697	$2,515	$2,539	$2,510	-35.7%	$14,525	$11,260	-22.5%

Retirement Plan Services:
First-year sales	$1,227	$867	$827	$870	$1,107	-9.8%	$3,388	$3,670	8.3%
Recurring deposits	1,436	1,912	1,480	1,504	1,450	1.0%	6,077	6,347	4.4%
Total Retirement Plan Services	$2,663	$2,779	$2,307	$2,374	$2,557	-4.0%	$9,465	$10,017	5.8%

Life Insurance:
UL	$20	$9	$5	$3	$3	-85.0%	$57	$20	-64.9%
MoneyGuard®	124	34	36	35	22	-82.3%	298	127	-57.4%
IUL	76	21	23	24	22	-71.1%	155	91	-41.3%
VUL	107	44	55	60	30	-72.0%	265	188	-29.1%
Term	39	35	36	28	32	-17.9%	144	132	-8.3%
Total individual life insurance	366	143	155	150	109	-70.2%	919	558	-39.3%
Executive Benefits	81	26	4	36	6	-92.6%	163	72	-55.8%
Total Life Insurance	$447	$169	$159	$186	$115	-74.3%	$1,082	$630	-41.8%

Group Protection:
Life	$108	$50	$47	$24	$144	33.3%	$344	$265	-23.0%
Disability	140	42	47	17	291	107.9%	319	397	24.5%
Dental	49	10	11	8	15	-69.4%	89	44	-50.6%
Total Group Protection	$297	$102	$105	$49	$450	51.5%	$752	$706	-6.1%
Percent employee-paid	37.6%	59.9%	51.6%	58.9%	28.4%		42.3%	38.5%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Operating Revenues
Annuities	$1,153	$1,129	$1,037	$1,126	$1,163	0.9%	$4,600	$4,455	-3.2%
Retirement Plan Services	310	297	282	311	323	4.2%	1,200	1,213	1.1%
Life Insurance	1,838	1,821	1,639	2,127	1,928	4.9%	7,438	7,516	1.0%
Group Protection	1,158	1,224	1,199	1,184	1,184	2.2%	4,588	4,793	4.5%
Other Operations	54	38	52	40	57	5.6%	220	185	-15.9%
Total segment operating revenues	$4,513	$4,509	$4,209	$4,788	$4,655	3.1%	$18,046	$18,162	0.6%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	132	$120	$111	$111	$126	-4.5%	$493	$469	-4.9%
Retirement Plan Services	78	72	68	69	78	0.0%	302	288	-4.6%
Life Insurance	145	121	116	118	126	-13.1%	521	481	-7.7%
Group Protection	174	154	153	155	164	-5.7%	656	624	-4.9%
Other Operations	43	(4)	55	34	71	65.1%	146	156	6.8%
Total	$572	$463	$503	$487	$565	-1.2%	$2,118	$2,018	-4.7%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.4%	10.7%	10.7%	9.9%	10.8%		10.7%	10.5%
Retirement Plan Services	25.3%	24.4%	24.3%	22.3%	24.2%		25.2%	23.8%
Life Insurance	7.9%	6.7%	7.1%	5.5%	6.5%		7.0%	6.4%
Group Protection	15.0%	12.5%	12.7%	13.1%	13.8%		14.3%	13.0%
Other Operations	81.8%	-10.0%	107.5%	83.7%	125.8%		66.6%	83.5%
Total	12.7%	10.3%	12.0%	10.2%	12.1%		11.7%	11.1%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$663	$520	$554	$537	$638	-3.8%	$2,388	$2,248	-5.9%
Commissions	867	706	621	611	625	-27.9%	2,912	2,562	-12.0%
Taxes, licenses and fees	87	90	79	85	73	-16.1%	348	327	-6.0%
Interest and debt expense	72	68	68	66	65	-9.7%	284	269	-5.3%
Expenses associated with reserve financing
and unrelated letters of credit	23	23	23	24	25	8.7%	88	94	6.8%
Total adjusted operating commissions and other
expenses incurred	1,712	1,407	1,345	1,323	1,426	-16.7%	6,020	5,500	-8.6%

Less Amounts Capitalized
General and administrative expenses	(91)	(57)	(51)	(50)	(73)	19.8%	(270)	(230)	14.8%
Commissions	(523)	(362)	(291)	(272)	(250)	52.2%	(1,569)	(1,172)	25.3%
Taxes, licenses and fees	(26)	(13)	(13)	(11)	(9)	65.4%	(69)	(46)	33.3%
Total amounts capitalized	(640)	(432)	(355)	(333)	(332)	48.1%	(1,908)	(1,448)	24.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	1,072	975	990	990	1,094	2.1%	4,112	4,052	-1.5%

Amortization
Amortization of DAC, VOBA and other intangibles	261	247	207	680	218	-16.5%	1,351	1,352	0.1%
Total operating commissions and other expenses	$1,333	$1,222	$1,197	$1,670	$1,312	-1.6%	$5,463	$5,404	-1.1%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Annuities
Earned rate on reserves	3.84%	3.73%	3.69%	3.63%	3.42%	(42)	3.98%	3.61%	(37)
Variable investment income on reserves (1)	0.20%	0.03%	0.10%	0.09%	0.15%	(5)	0.11%	0.08%	(3)
Net investment income yield on reserves	4.04%	3.76%	3.79%	3.72%	3.57%	(47)	4.09%	3.69%	(40)
Interest rate credited to contract holders	2.47%	2.31%	2.26%	2.12%	1.97%	(50)	2.42%	2.15%	(27)
Interest rate spread	1.57%	1.45%	1.53%	1.60%	1.60%	3	1.67%	1.54%	(13)
Base spreads excluding variable investment income	1.37%	1.42%	1.43%	1.51%	1.45%	8	1.56%	1.46%	(10)

Retirement Plan Services
Earned rate on reserves	4.07%	3.95%	3.85%	3.82%	3.68%	(39)	4.13%	3.82%	(31)
Variable investment income on reserves (1)	0.24%	0.05%	0.06%	0.10%	0.21%	(3)	0.13%	0.11%	(2)
Net investment income yield on reserves	4.31%	4.00%	3.91%	3.92%	3.89%	(42)	4.26%	3.93%	(33)
Interest rate credited to contract holders	2.89%	2.87%	2.86%	2.81%	2.78%	(11)	2.90%	2.83%	(7)
Interest rate spread	1.42%	1.13%	1.05%	1.11%	1.11%	(31)	1.36%	1.10%	(26)
Base spreads excluding variable investment income	1.18%	1.08%	0.99%	1.01%	0.90%	(28)	1.23%	0.99%	(24)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.84%	4.77%	4.78%	4.76%	4.71%	(13)	4.85%	4.75%	(10)
Variable investment income on reserves (1)	0.33%	0.31%	-0.72%	0.76%	0.95%	62	0.12%	0.33%	21
Net investment income yield on reserves	5.17%	5.08%	4.06%	5.52%	5.66%	49	4.97%	5.08%	11
Interest rate credited to contract holders	3.71%	3.80%	3.81%	3.75%	3.83%	12	3.70%	3.80%	10
Interest rate spread	1.46%	1.28%	0.25%	1.77%	1.83%	37	1.27%	1.28%	1
Base spreads excluding variable investment income	1.13%	0.97%	0.97%	1.01%	0.88%	(25)	1.15%	0.95%	(20)

Total (2)
Earned rate (3)	4.33%	4.29%	4.06%	4.09%	4.04%	(29)	4.35%	4.12%	(23)
Variable investment income (1) (3)	0.28%	0.19%	-0.34%	0.45%	0.56%	28	0.12%	0.22%	10
Net investment income yield (3)	4.61%	4.48%	3.72%	4.54%	4.60%	(1)	4.47%	4.34%	(13)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$78	$53	$22	$17	$29	-62.8%	$502	$121	-75.9%
Fee income	606	593	567	608	626	3.3%	2,357	2,394	1.6%
Net investment income	309	326	270	334	343	11.0%	1,140	1,272	11.6%
Operating realized gain (loss)	53	54	49	57	54	1.9%	190	214	12.6%
Amortization of deferred gain	7	8	8	8	5	-28.6%	30	29	-3.3%
Other revenues	100	95	121	102	106	6.0%	381	425	11.5%
Total operating revenues	1,153	1,129	1,037	1,126	1,163	0.9%	4,600	4,455	-3.2%
Operating expenses:
Interest credited	190	192	192	198	191	0.5%	698	773	10.7%
Benefits	163	170	127	261	138	-15.3%	938	696	-25.8%
Commissions incurred	322	311	246	248	255	-20.8%	1,171	1,061	-9.4%
Other expenses incurred	257	250	221	232	252	-1.9%	973	954	-2.0%
Amounts capitalized	(198)	(191)	(122)	(118)	(117)	40.9%	(681)	(548)	19.5%
Amortization	107	95	101	85	106	-0.9%	408	387	-5.1%
Total operating expenses	841	827	765	906	825	-1.9%	3,507	3,323	-5.2%
Income (loss) from operations before taxes	312	302	272	220	338	8.3%	1,093	1,132	3.6%
Federal income tax expense (benefit)	43	41	35	24	49	14.0%	139	149	7.2%
Income (loss) from operations	$269	$261	$237	$196	$289	7.4%	$954	$983	3.0%

Effective Federal Income Tax Rate	13.9%	13.4%	12.9%	11.1%	14.5%		12.7%	13.2%

Average Equity, Excluding Goodwill and AOCI	$4,883	$4,887	$5,002	$5,394	$5,405	10.7%	$4,814	$5,172	7.4%

ROE, Excluding Goodwill and AOCI	22.0%	21.4%	19.0%	14.5%	21.4%		19.8%	19.0%

Return on Average Account Values	78	76	71	54	77	(1)	72	69	(3)

Income (Loss) from Operations
Variable annuity	233	232	207	176	254	9.0%	877	869	-0.9%
Fixed annuity	36	29	30	20	35	-2.8%	77	114	48.1%

Account Values
Variable annuity account values:
Average	$121,632	$120,972	$116,861	$127,011	$133,630	9.9%	$117,879	$124,708	5.8%
End-of-period	125,492	108,689	121,712	127,585	140,313	11.8%	125,492	140,313	11.8%
Fixed annuity account values:
Average	16,185	16,950	17,336	17,357	17,245	6.5%	14,816	17,213	16.2%
End-of-period	16,636	17,208	17,349	17,263	17,205	3.4%	16,636	17,205	3.4%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$66	$61	$58	$65	$69	4.5%	$252	$253	0.4%
Net investment income	239	229	218	240	246	2.9%	924	933	1.0%
Other revenues	5	7	6	6	8	60.0%	24	27	12.5%
Total operating revenues	310	297	282	311	323	4.2%	1,200	1,213	1.1%
Operating expenses:
Interest credited	148	150	153	155	157	6.1%	585	615	5.1%
Benefits	1	-	1	1	-	-100.0%	2	2	0.0%
Commissions incurred	20	19	18	19	20	0.0%	79	76	-3.8%
Other expenses incurred	86	82	77	74	86	0.0%	336	320	-4.8%
Amounts capitalized	(7)	(6)	(6)	(4)	(5)	28.6%	(23)	(21)	8.7%
Amortization	8	7	6	8	8	0.0%	26	29	11.5%
Total operating expenses	256	252	249	253	266	3.9%	1,005	1,021	1.6%
Income (loss) from operations before taxes	54	45	33	58	57	5.6%	195	192	-1.5%
Federal income tax expense (benefit)	7	5	3	8	8	14.3%	23	24	4.3%
Income (loss) from operations	$47	$40	$30	$50	$49	4.3%	$172	$168	-2.3%

Effective Federal Income Tax Rate	13.7%	11.3%	10.1%	13.7%	14.6%		11.6%	12.8%

Average Equity, Excluding Goodwill and AOCI	$1,440	$1,415	$1,410	$1,441	$1,480	2.8%	$1,430	$1,437	0.5%

ROE, Excluding Goodwill and AOCI	13.0%	11.2%	8.5%	13.8%	13.2%		12.1%	11.7%

Pre-tax Net Margin	33.6%	30.4%	25.8%	36.8%	34.4%		31.7%	32.2%

Return on Average Account Values	25	21	16	25	23	(2)	24	21	(3)

Net Flows by Market
Small Market	118	141	30	113	66	-44.1%	$449	$350	-22.0%
Mid - Large Market	651	790	(1,084)	500	587	-9.8%	1,336	792	-40.7%
Multi-Fund® and Other	(347)	(260)	(153)	(251)	(313)	9.8%	(1,165)	(976)	16.2%

Net Flows – Trailing Twelve Months	$620	$1,672	$158	$248	$166	-73.2%	$620	$166	-73.2%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$228	$224	$230	$223	$274	20.2%	$885	$950	7.3%
Fee income	898	893	830	1,141	861	-4.1%	3,882	3,727	-4.0%
Net investment income	706	697	577	761	787	11.5%	2,658	2,823	6.2%
Operating realized gain (loss)	(1)	(3)	(2)	-	(1)	0.0%	(6)	(6)	0.0%
Amortization of deferred gain on
business sold through reinsurance	-	3	3	3	4	NM	-	12	NM
Other revenues	7	7	1	(1)	3	-57.1%	19	10	-47.4%
Total operating revenues	1,838	1,821	1,639	2,127	1,928	4.9%	7,438	7,516	1.0%
Operating expenses:
Interest credited	364	371	375	369	375	3.0%	1,433	1,491	4.0%
Benefits	942	954	1,084	1,428	1,120	18.9%	4,183	4,586	9.6%
Commissions incurred	337	191	173	171	152	-54.9%	931	687	-26.2%
Other expenses incurred	256	209	195	209	204	-20.3%	896	819	-8.6%
Amounts capitalized	(397)	(216)	(202)	(202)	(168)	57.7%	(1,094)	(788)	28.0%
Amortization	114	103	66	552	68	-40.4%	783	788	0.6%
Total operating expenses	1,616	1,612	1,691	2,527	1,751	8.4%	7,132	7,583	6.3%
Income (loss) from operations before taxes	222	209	(52)	(400)	177	-20.3%	306	(67)	NM
Federal income tax expense (benefit)	43	38	(15)	(89)	33	-23.3%	47	(33)	NM
Income (loss) from operations	$179	$171	$(37)	$(311)	$144	-19.6%	$259	$(34)	NM

Effective Federal Income Tax Rate	19.2%	18.1%	28.9%	22.2%	18.6%		15.6%	49.9%

Average Equity, Excluding Goodwill and AOCI	$8,502	$8,798	$8,977	$8,854	$8,784	3.3%	$8,550	$8,853	3.5%

ROE, Excluding Goodwill and AOCI	8.4%	7.8%	-1.6%	-14.1%	6.5%		3.0%	-0.4%

Average Account Values	$53,243	$52,866	$52,693	$54,570	$56,419	6.0%	$51,786	$54,137	4.5%

In-Force Face Amount
UL and other	$357,726	$356,889	$357,690	$358,897	$358,554	0.2%	$357,726	$358,554	0.2%
Term insurance	472,050	486,311	505,251	519,173	535,387	13.4%	472,050	535,387	13.4%
Total in-force face amount	$829,776	$843,200	$862,941	$878,070	$893,941	7.7%	$829,776	$893,941	7.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,035	$1,094	$1,086	$1,052	$1,049	1.4%	$4,113	$4,280	4.1%
Net investment income	81	81	69	88	91	12.3%	307	330	7.5%
Other revenues	42	49	44	44	44	4.8%	168	183	8.9%
Total operating revenues	1,158	1,224	1,199	1,184	1,184	2.2%	4,588	4,793	4.5%
Operating expenses:
Interest credited	1	2	1	1	1	0.0%	5	5	0.0%
Benefits	768	862	843	875	920	19.8%	3,036	3,500	15.3%
Commissions incurred	95	87	97	80	95	0.0%	367	359	-2.2%
Other expenses incurred	232	200	198	194	227	-2.2%	855	819	-4.2%
Amounts capitalized	(38)	(19)	(23)	(9)	(41)	-7.9%	(110)	(92)	16.4%
Amortization	32	42	34	35	36	12.5%	134	148	10.4%
Total operating expenses	1,090	1,174	1,150	1,176	1,238	13.6%	4,287	4,739	10.5%
Income (loss) from operations before taxes	68	50	49	8	(54)	NM	301	54	-82.1%
Federal income tax expense (benefit)	14	10	10	2	(12)	NM	63	11	-82.5%
Income (loss) from operations	$54	$40	$39	$6	$(42)	NM	$238	$43	-81.9%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,554	$2,601	$2,628	$2,678	$2,711	6.1%	$2,393	$2,655	10.9%

ROE, Excluding Goodwill and AOCI	8.4%	6.1%	5.9%	0.9%	-6.3%		10.0%	1.6%

Loss Ratios by Product Line
Life	65.7%	79.4%	82.6%	91.9%	93.4%		69.7%	86.7%
Disability	80.5%	78.3%	78.7%	78.9%	86.2%		76.8%	80.5%
Dental	70.7%	74.6%	40.2%	70.1%	67.3%		72.8%	63.1%
Total	74.4%	78.5%	77.8%	83.2%	87.8%		73.9%	81.8%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Other Operations
Operating revenues:
Insurance premiums	$4	$2	$5	$2	$11	175.0%	$13	$21	61.5%
Net investment income	46	42	38	35	38	-17.4%	194	152	-21.6%
Other revenues	4	(6)	9	3	8	100.0%	13	12	-7.7%
Total operating revenues	54	38	52	40	57	5.6%	220	185	-15.9%
Operating expenses:
Interest credited	14	12	11	9	8	-42.9%	58	39	-32.8%
Benefits	23	16	30	33	40	73.9%	110	117	6.4%
Commissions and other expenses	17	(22)	36	10	46	170.6%	62	69	11.3%
Interest and debt expenses	72	68	68	66	65	-9.7%	284	269	-5.3%
Strategic digitization expense	18	12	14	20	23	27.8%	66	68	3.0%
Total operating expenses	144	86	159	138	182	26.4%	580	562	-3.1%
Income (loss) from operations before taxes	(90)	(48)	(107)	(98)	(125)	-38.9%	(360)	(377)	-4.7%
Federal income tax expense (benefit)	(23)	(1)	(25)	(24)	(31)	-34.8%	(92)	(82)	10.9%
Income (loss) from operations	$(67)	$(47)	$(82)	$(74)	$(94)	-40.3%	$(268)	$(295)	-10.1%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$7,731	$7,928	$9,457	$7,241	$6,520	-15.7%	$10,512	$7,928	-24.6%
Business acquired (sold) through reinsurance	-	(10)	-	-	-	NM	-	(10)	NM
Cumulative effect from adoption of new
accounting standard	-	5	-	-	-	NM	-	5	NM
Deferrals	643	435	355	334	333	-48.2%	1,934	1,456	-24.7%
Operating amortization	(262)	(243)	(204)	(679)	(212)	19.1%	(1,354)	(1,337)	1.3%
Deferrals, net of operating amortization	381	192	151	(345)	121	-68.2%	580	119	-79.5%
Amortization associated with benefit ratio unlocking	(16)	66	(4)	(10)	(30)	-87.5%	(46)	23	150.0%
Adjustment related to realized (gains) losses	22	58	33	(198)	87	295.5%	55	(20)	NM
Adjustment related to unrealized (gains) losses	(190)	1,218	(2,396)	(168)	(673)	NM	(3,173)	(2,020)	36.3%
Balance as of end-of-period	$7,928	$9,457	$7,241	$6,520	$6,025	-24.0%	$7,928	$6,025	-24.0%

DFEL
Balance as of beginning-of-period	$482	$650	$1,379	$433	$392	-18.7%	$2,769	$650	-76.5%
Cumulative effect from adoption of new
accounting standard	-	4	-	-	-	NM	-	4	NM
Deferrals	368	240	252	263	249	-32.3%	1,095	1,003	-8.4%
Operating amortization	(163)	(160)	(111)	(424)	(120)	26.4%	(964)	(815)	15.5%
Deferrals, net of operating amortization	205	80	141	(161)	129	-37.1%	131	188	43.5%
Amortization associated with benefit ratio unlocking	(2)	8	(2)	(1)	(4)	-100.0%	(6)	2	133.3%
Adjustment related to realized (gains) losses	3	17	12	(14)	9	200.0%	-	25	NM
Adjustment related to unrealized (gains) losses	(38)	620	(1,097)	135	(125)	NM	(2,244)	(468)	79.1%
Balance as of end-of-period	$650	$1,379	$433	$392	$401	-38.3%	$650	$401	-38.3%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$5,750	$6,382	$5,378	$4,841	$4,443	-22.7%	$5,750	$4,443	-22.7%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Fixed Annuities
Balance as of beginning-of-period	$24,448	$25,384	$25,740	$25,801	$25,572	4.6%	$21,666	$25,384	17.2%
Gross deposits	1,176	1,058	299	87	82	-93.0%	5,085	1,525	-70.0%
Full surrenders and deaths	(355)	(400)	(384)	(399)	(400)	-12.7%	(1,766)	(1,583)	10.4%
Other contract benefits	(170)	(156)	(143)	(135)	(145)	14.7%	(601)	(578)	3.8%
Net flows	651	502	(228)	(447)	(463)	NM	2,718	(636)	NM
Contract holder assessments	(11)	(13)	(16)	(16)	(19)	-72.7%	(39)	(64)	-64.1%
Reinvested interest credited	296	(133)	305	234	315	6.4%	1,039	721	-30.6%
Balance as of end-of-period, gross	25,384	25,740	25,801	25,572	25,405	0.1%	25,384	25,405	0.1%
Reinsurance ceded	(8,748)	(8,532)	(8,452)	(8,309)	(8,200)	6.3%	(8,748)	(8,200)	6.3%
Balance as of end-of-period, net	$16,636	$17,208	$17,349	$17,263	$17,205	3.4%	$16,636	$17,205	3.4%

Variable Annuities
Balance as of beginning-of-period	$118,424	$125,492	$108,689	$121,713	$127,585	7.7%	$108,536	$125,492	15.6%
Gross deposits	2,726	2,639	2,216	2,452	2,428	-10.9%	9,440	9,735	3.1%
Full surrenders and deaths	(1,642)	(1,602)	(1,068)	(1,384)	(1,600)	2.6%	(6,533)	(5,655)	13.4%
Other contract benefits	(1,006)	(1,011)	(862)	(904)	(1,009)	-0.3%	(3,774)	(3,785)	-0.3%
Net flows	78	26	286	164	(181)	NM	(867)	295	134.0%
Contract holder assessments	(638)	(632)	(611)	(648)	(666)	-4.4%	(2,495)	(2,556)	-2.4%
Change in market value and reinvestment	7,628	(16,197)	13,349	6,356	13,575	78.0%	20,318	17,082	-15.9%
Balance as of end-of-period, gross	125,492	108,689	121,713	127,585	140,313	11.8%	125,492	140,313	11.8%
Reinsurance ceded	-	-	(1)	-	-	NM	-	-	NM
Balance as of end-of-period, gross and net	$125,492	$108,689	$121,712	$127,585	$140,313	11.8%	$125,492	$140,313	11.8%

Total
Balance as of beginning-of-period	$142,872	$150,876	$134,429	$147,514	$153,157	7.2%	$130,202	$150,876	15.9%
Gross deposits	3,902	3,697	2,515	2,539	2,510	-35.7%	14,525	11,260	-22.5%
Full surrenders and deaths	(1,997)	(2,002)	(1,452)	(1,783)	(2,000)	-0.2%	(8,299)	(7,238)	12.8%
Other contract benefits	(1,176)	(1,167)	(1,005)	(1,039)	(1,154)	1.9%	(4,375)	(4,363)	0.3%
Net flows	729	528	58	(283)	(644)	NM	1,851	(341)	NM
Contract holder assessments	(649)	(645)	(627)	(664)	(685)	-5.5%	(2,534)	(2,620)	-3.4%
Change in market value and reinvestment	7,924	(16,330)	13,654	6,590	13,890	75.3%	21,357	17,803	-16.6%
Balance as of end-of-period, gross	150,876	134,429	147,514	153,157	165,718	9.8%	150,876	165,718	9.8%
Reinsurance ceded	(8,748)	(8,532)	(8,453)	(8,309)	(8,200)	6.3%	(8,748)	(8,200)	6.3%
Balance as of end-of-period, net	$142,128	$125,897	$139,061	$144,848	$157,518	10.8%	$142,128	$157,518	10.8%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
General Account
Balance as of beginning-of-period	$20,337	$20,558	$21,335	$21,672	$22,316	9.7%	$19,766	$20,558	4.0%
Gross deposits	663	609	817	568	731	10.3%	1,983	2,725	37.4%
Withdrawals	(682)	(565)	(752)	(477)	(533)	21.8%	(2,161)	(2,326)	-7.6%
Net flows	(19)	44	65	91	198	NM	(178)	399	NM
Transfers between fixed and variable accounts	94	587	124	402	247	162.8%	397	1,359	242.3%
Contract holder assessments	(3)	(3)	(3)	(4)	(3)	0.0%	(12)	(13)	-8.3%
Reinvestment interest credited	149	149	151	155	158	6.0%	585	613	4.8%
Balance as of end-of-period	$20,558	$21,335	$21,672	$22,316	$22,916	11.5%	$20,558	$22,916	11.5%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$54,227	$58,131	$48,301	$54,886	$58,255	7.4%	$47,289	$58,131	22.9%
Gross deposits	2,000	2,170	1,490	1,806	1,826	-8.7%	7,482	7,292	-2.5%
Withdrawals	(1,559)	(1,543)	(2,762)	(1,535)	(1,684)	-8.0%	(6,684)	(7,525)	-12.6%
Net flows	441	627	(1,272)	271	142	-67.8%	798	(233)	NM
Transfers between fixed and variable accounts	(171)	(610)	(161)	(436)	(326)	-90.6%	(712)	(1,532)	NM
Contract holder assessments	(55)	(54)	(49)	(50)	(59)	-7.3%	(212)	(212)	0.0%
Change in market value and reinvestment	3,689	(9,793)	8,067	3,584	7,379	100.0%	10,968	9,237	-15.8%
Balance as of end-of-period	$58,131	$48,301	$54,886	$58,255	$65,391	12.5%	$58,131	$65,391	12.5%

Total
Balance as of beginning-of-period	$74,564	$78,689	$69,636	$76,558	$80,571	8.1%	$67,055	$78,689	17.3%
Gross deposits	2,663	2,779	2,307	2,374	2,557	-4.0%	9,465	10,017	5.8%
Withdrawals	(2,241)	(2,108)	(3,514)	(2,012)	(2,217)	1.1%	(8,845)	(9,851)	-11.4%
Net flows	422	671	(1,207)	362	340	-19.4%	620	166	-73.2%
Transfers between fixed and variable accounts	(77)	(23)	(37)	(34)	(79)	-2.6%	(315)	(173)	45.1%
Contract holder assessments	(58)	(57)	(52)	(54)	(62)	-6.9%	(224)	(225)	-0.4%
Change in market value and reinvestment	3,838	(9,644)	8,218	3,739	7,537	96.4%	11,553	9,850	-14.7%
Balance as of end-of-period	$78,689	$69,636	$76,558	$80,571	$88,307	12.2%	$78,689	$88,307	12.2%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
General Account
Balance as of beginning-of-period	$37,582	$38,141	$38,054	$38,034	$38,080	1.3%	$37,289	$38,141	2.3%
Deposits	1,525	996	964	966	1,028	-32.6%	4,806	3,954	-17.7%
Withdrawals and deaths	(156)	(380)	(263)	(230)	(282)	-80.8%	(925)	(1,156)	-25.0%
Net flows	1,369	616	701	736	746	-45.5%	3,881	2,798	-27.9%
Contract holder assessments	(1,184)	(1,075)	(1,073)	(1,079)	(1,088)	8.1%	(4,428)	(4,313)	2.6%
Reinvested interest credited	374	372	352	389	398	6.4%	1,399	1,510	7.9%
Balance as of end-of-period, gross	38,141	38,054	38,034	38,080	38,136	0.0%	38,141	38,136	0.0%
Reinsurance ceded	(656)	(649)	(646)	(646)	(640)	2.4%	(656)	(640)	2.4%
Balance as of end-of-period, net	$37,485	$37,405	$37,388	$37,434	$37,496	0.0%	$37,485	$37,496	0.0%

Separate Account
Balance as of beginning-of-period	$16,136	$17,646	$14,782	$17,351	$18,671	15.7%	$13,735	$17,646	28.5%
Deposits	888	454	464	571	448	-49.5%	2,514	1,936	-23.0%
Withdrawals and deaths	(300)	(107)	(142)	(151)	(198)	34.0%	(973)	(597)	38.6%
Net flows	588	347	322	420	250	-57.5%	1,541	1,339	-13.1%
Contract holder assessments	(230)	(204)	(211)	(217)	(209)	9.1%	(815)	(841)	-3.2%
Change in market value and reinvestment	1,152	(3,007)	2,458	1,117	2,366	105.4%	3,185	2,934	-7.9%
Balance as of end-of-period, gross	17,646	14,782	17,351	18,671	21,078	19.4%	17,646	21,078	19.4%
Reinsurance ceded	(876)	(712)	(830)	(874)	(969)	-10.6%	(876)	(969)	-10.6%
Balance as of end-of-period, net	$16,770	$14,070	$16,521	$17,797	$20,109	19.9%	$16,770	$20,109	19.9%

Total
Balance as of beginning-of-period	$53,718	$55,787	$52,836	$55,385	$56,751	5.6%	$51,024	$55,787	9.3%
Deposits	2,413	1,450	1,428	1,537	1,476	-38.8%	7,320	5,890	-19.5%
Withdrawals and deaths	(456)	(487)	(405)	(381)	(480)	-5.3%	(1,898)	(1,753)	7.6%
Net flows	1,957	963	1,023	1,156	996	-49.1%	5,422	4,137	-23.7%
Contract holder assessments	(1,414)	(1,279)	(1,284)	(1,296)	(1,297)	8.3%	(5,243)	(5,154)	1.7%
Change in market value and reinvestment	1,526	(2,635)	2,810	1,506	2,764	81.1%	4,584	4,444	-3.1%
Balance as of end-of-period, gross	55,787	52,836	55,385	56,751	59,214	6.1%	55,787	59,214	6.1%
Reinsurance ceded	(1,532)	(1,361)	(1,476)	(1,520)	(1,609)	-5.0%	(1,532)	(1,609)	-5.0%
Balance as of end-of-period, net	$54,255	$51,475	$53,909	$55,231	$57,605	6.2%	$54,255	$57,605	6.2%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/19		As of 12/31/20
	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities, net of allowance for credit losses:
Corporate bonds	$88,716	80.7%	$102,789	80.5%
U.S. government bonds	435	0.4%	484	0.4%
State and municipal bonds	5,884	5.4%	6,921	5.4%
Foreign government bonds	393	0.4%	470	0.4%
Residential mortgage-backed securities	3,241	2.9%	3,076	2.4%
Commercial mortgage-backed securities	1,083	1.0%	1,505	1.2%
Asset-backed securities	4,889	4.4%	7,184	5.6%
Hybrid and redeemable preferred securities	559	0.5%	615	0.5%
Total fixed maturity AFS securities, net of allowance for credit losses	105,200	95.7%	123,044	96.4%
Trading securities	4,673	4.2%	4,501	3.5%
Equity securities	103	0.1%	129	0.1%
Total fixed maturity AFS securities, net of allowance for credit losses, and trading and
equity securities	$109,976	100.0%	$127,674	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$94,295	95.8%	$104,174	96.1%
Trading securities	4,005	4.1%	4,072	3.8%
Equity securities	123	0.1%	132	0.1%
Total fixed maturity AFS, trading and equity securities	$98,423	100.0%	$108,378	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.3%		95.9%
Below investment grade		3.7%		4.1%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$52	$51	$47	$57	$53	1.9%	$184	$208	13.0%
Total excluded realized gain (loss)	(171)	(75)	(694)	572	(523)	NM	(794)	(721)	9.2%
Total realized gain (loss), pre-tax	$(119)	$(24)	$(647)	$629	$(470)	NM	$(610)	$(513)	15.9%

Reconciliation of Excluded Realized Gain (Loss)
Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(135)	$(60)	$(548)	$452	$(414)	NM	$(627)	$(570)	9.1%
Benefit ratio unlocking	91	(349)	282	83	177	94.5%	277	194	-30.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(44)	$(409)	$(266)	$535	$(237)	NM	$(350)	$(376)	-7.4%

Components of Excluded Realized Gain (Loss) Net
of Benefit Ratio Unlocking, After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$-	$(51)	$(79)	$50	$(6)	NM	$-	$(85)	NM
Credit loss benefit (expense) on other financial assets	-	(16)	(1)	(1)	(2)	NM	-	(20)	NM
OTTI	(1)	-	-	-	-	100.0%	(12)	-	100.0%
Realized gain (loss) related to certain financial assets	(8)	14	(36)	(5)	(7)	14.7%	(44)	(35)	20.5%
Realized gain (loss) on equity securities	3	(15)	2	3	13	NM	(2)	4	300.0%
Realized gain (loss) on the mark-to-market on certain
instruments	9	38	(1)	(6)	2	-77.8%	(95)	33	134.7%
Realized gain (loss) related to financial assets, after-tax	3	(30)	(115)	41	-	-100.0%	(153)	(103)	32.7%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	2	(496)	(71)	12	(9)	NM	(97)	(564)	NM
GLB non-performance risk component	(55)	147	(79)	464	(240)	NM	(41)	293	NM
Total variable annuity net derivative results	(53)	(349)	(150)	476	(249)	NM	(138)	(271)	-96.4%
Indexed annuity forward-starting option	6	(30)	(1)	18	12	100.0%	(59)	(2)	96.6%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(44)	$(409)	$(266)	$535	$(237)	NM	$(350)	$(376)	-7.4%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/19	3/31/20	6/30/20	9/30/20	12/31/20	Change	12/31/19	12/31/20	Change
Revenues
Total revenues	$4,344	$4,425	$3,517	$5,361	$4,135	-4.8%	$17,258	$17,439	1.0%
Less:
Excluded realized gain (loss)	(171)	(75)	(694)	572	(523)	NM	(794)	(721)	9.2%
Amortization of DFEL associated with
benefit ratio unlocking	2	(9)	2	1	3	50.0%	6	(2)	NM
Adjusted operating revenues	$4,513	$4,509	$4,209	$4,788	$4,655	3.1%	$18,046	$18,162	0.6%

Net Income
Net income (loss)	$431	$52	$(94)	$398	$143	-66.8%	$886	$499	-43.7%
Less:
Excluded realized gain (loss), after-tax	(135)	(60)	(548)	452	(414)	NM	(627)	(570)	9.1%
Benefit ratio unlocking, after-tax	91	(349)	282	83	177	94.5%	277	194	-30.0%
Net impact from the Tax Cuts and Jobs Act	17	-	-	-	37	117.6%	17	37	117.6%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(24)	(4)	(3)	(4)	(3)	87.5%	(103)	(15)	85.4%
Gain (loss) on early extinguishment of debt, after-tax	-	-	(12)	-	-	NM	(33)	(12)	63.6%
Total adjustments	(51)	(413)	(281)	531	(203)	NM	(469)	(366)	22.0%
Adjusted income (loss) from operations	$482	$465	$187	$(133)	$346	-28.2%	$1,355	$865	-36.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$2.15	$0.15	$(0.49)	$2.01	$0.74	-65.6%	$4.38	$2.56	-41.6%
Less:
Excluded realized gain (loss), after-tax	(0.68)	(0.30)	(2.85)	2.32	(2.12)	NM	(3.11)	(2.93)	5.8%
Benefit ratio unlocking, after-tax	0.46	(1.77)	1.46	0.43	0.91	97.8%	1.38	0.99	-28.3%
Net impact from the Tax Cuts and Jobs Act	0.08	-	-	-	0.19	137.5%	0.08	0.19	137.5%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.12)	(0.02)	(0.01)	(0.02)	(0.02)	83.3%	(0.51)	(0.08)	84.3%
Gain (loss) on early extinguishment of debt, after-tax	-	-	(0.06)	-	-	NM	(0.17)	(0.06)	64.7%
Adjusted income (loss) from operations	$2.41	$2.24	$0.97	$(0.72)	$1.78	-26.1%	$6.71	$4.45	-33.7%